                                 [PIONEER LOGO]




         PIONEER
         MID-CAP
         FUND

     --------------------------
     SEMI ANNUAL REPORT 3/31/99
     --------------------------

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the Chairman                                      1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         15
      Notes to Financial Statements                                21
      Report of Independent Public Accountants                     25
      Trustees, Officers and Service Providers                     26
      The Pioneer Family of Mutual Funds                           27
      Retirement Plans from Pioneer                                28

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 3/31/99

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------
     I am pleased to present this semiannual report to the shareowners of Pioneer Mid-Cap Fund. This report covers the six months from September 30, 1998 through March 31, 1999.

     In March, amid much fanfare, the Dow Jones Industrial Average closed above 10,000 for the first time. Although this was considered momentous by some, in actuality it reflected gains for only 30 large-company stocks. Small and mid-cap stocks bounced back a bit over the past six months, although they were unable to keep pace with their larger counterparts. Nevertheless, we are pleased with the improvement in Pioneer Mid-Cap Fund's performance over the past six months.

     Although the path is not always smooth for small and mid-cap stocks, investors should not abandon them. Including a mix of large, small and medium-sized stocks is essential in maintaining a well-balanced portfolio. We also advocate patience, rather than attempts at market timing, another reason we have always encouraged our investors to "stay the course." It may be tempting to pull money out of a market that is rocky, but consider the following scenario. When the market severely declined in October 1987 and again in August 1998, some individuals were so shaken that they abandoned their stock investments completely. In turn, they were also left out of the terrific returns many investors received when the market recovered. While we recognize that each market cycle is different, and that it's impossible to predict if and when the tide will turn, we believe mid-cap stocks will again get their due.

     I encourage you to read on to learn more about your Fund, including the question and answer session with Steven Carhart and Eric Weigel, who joined the Fund in January as co-manager. Since 1998, Eric has been leading Pioneer's quantitative analysis team and he brings his 10 years of expertise in this area to your Fund. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

     Respectfully,
     /s/ John F. Cogan, Jr.
     John F. Cogan, Jr.,
     Chairman and President
                                                                               1

     PIONEER MID-CAP FUND
     PORTFOLIO SUMMARY 3/31/99

     PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

        U.S. Common Stocks                                      93%
        International Common Stocks                              3%
        Depositary Receipts for International Stocks             2%
        Short-Term Cash Equivalents                              2%

     SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

        Technology                      23%
        Consumer Cyclicals              20%
        Healthcare                      13%
        Financial                       11%
        Consumer Staples                 8%
        Utilities                        6%
        Capital Goods                    5%
        Communication Services           4%
        Basic Materials                  4%
        Other                            6%

     10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

       1.  America Online, Inc.       3.07%   6.  Equitable Companies, Inc.  1.91%
       2.  Best Buy Co., Inc.         2.06    7.  Novell Inc.                1.87
       3.  Dayton Hudson Corp.        1.98    8.  Bed Bath & Beyond, Inc.    1.81
       4.  Aflac Inc.                 1.96    9.  Masco Corp.                1.75
       5.  Enron Corp.                1.91   10.  Elan Plc (A.D.R.)          1.73

     Fund holdings will vary for other periods.

     PIONEER MID-CAP FUND
     PERFORMANCE UPDATE 3/31/99                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE             3/31/99      9/30/98
                              $17.98     $16.53

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/98 - 3/31/99)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -            -        $1.451

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund at public offering price, compared to the growth of the Standard & Poor's MidCap 400 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of March 31, 1999)

                    NET ASSET           PUBLIC OFFERING
  PERIOD              VALUE                  PRICE*
  10 Years            10.65%                 9.99%
  5 years              8.79                  7.51
  1 year              -9.07                -14.29


* Reflects deduction of the maximum 5.75% sales charge at the befinning of the period and assumes reinvestment of distributions at net asset value.

                    GROWTH OF $10,000

                       Pioneer            Standard &
   DATE              Mid-Cap Fund       Poor's Mid-Cap
                       A Shares           400 Index
   3/31/89               9,425               10,000
                        10,398               11,987
   3/31/91              10,921               14,436
                        13,426               17,533
   3/31/93              15,999               20,366
                        17,008               21,621
   3/31/95              17,448               23,419
                        20,347               30,116
   3/31/97              19,934               33,311
                        28,501               49,643
   3/31/99              25,914               49,870

The Fund adopted its current name and investment objective on February 1, 1996. Prior to that date, the Fund's name was Pioneer Three and its objective was growth and income from a portfolio primarily of small-capitalization stocks.

The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               3

     PIONEER MID-CAP FUND
     PERFORMANCE UPDATE 3/31/99                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE             3/31/99      9/30/98
                              $17.25     $15.99

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/98 - 3/31/99)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -            -        $1.451

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
  The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard &
  Poor's MidCap 400 Index.

  AVERAGE ANNUAL TOTAL RETURNS
  (As of March 31, 1999)

                     IF             IF
  PERIOD            Held         Redeemed*
  Life-of-Fund
  (2/1/96)          8.40%          7.68%
  1 Year          -10.03         -13.32

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

                    GROWTH OF $10,000

                    Pioneer Mid-Cap     Standard & Poor's
  DATE              Fund B Shares       MidCap 400 Index
  2/29/96                10,000              10,000
                         10,254              10,120
                         10,355              10,411
  9/30/96                10,765              10,714
                         11,174              11,362
  3/31/97                 9,956              11,194
                         11,079              12,843
  9/30/97                12,904              14,903
                         11,809              15,027
  3/31/98                14,050              16,682
                         13,761              16,325
  9/30/98                10,728              13,963
                         12,868              17,899
  3/31/99                12,378              16,758

+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND
     PERFORMANCE UPDATE 3/31/99                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            3/31/99      9/30/98
                             $17.66     $16.30

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (9/30/98 - 3/31/99)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 -            -        $1.451

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
  The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard &
  Poor's MidCap 400 Index.

  AVERAGE ANNUAL TOTAL RETURNS
  (As of March 31, 1999)

                     If                If
  PERIOD            Held            Redeemed*
  Life-of-Fund
  (2/1/96)          8.96%          -9.78%
  1 Year            8.96           -9.78

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

                    GROWTH OF $10,000

                    Pioneer Mid-Cap          Standard & Poor's
  DATE              Fund c Shares            MidCap 400 Index
  2/29/96           10,000                   10,000
                    10,254                   10,120
                    10,381                   10,411
  9/30/96           10,795                   10,714
                    11,198                   11,362
  3/31/97            9,982                   11,194
                    11,215                   12,843
  9/30/97           13,069                   14,903
                    11,971                   15,027
  3/31/98           14,240                   16,682
                    13,953                   16,325
  9/30/98           10,877                   13,963
                    13,052                   17,899
  3/31/99           12,848                   16,758


+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               5

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 3/31/99

The first half of Pioneer Mid-Cap Fund's fiscal year ended on March 31, 1999. In the following discussion, portfolio managers Steven C. Carhart and Eric J. Weigel discuss how the current market environment and their investment strategies affected the Fund's performance from September 30, 1998 through March 31, 1999.

 Q: LARGE CAPITALIZATION STOCKS HAVE BEEN GETTING MOST OF INVESTORS' ATTENTION
    LATELY. HOW DID THE FUND AND MID-CAP STOCKS PERFORM?

 A: A small number of large growth stocks were, once again, the best performers and real drivers of the broader stock market averages over the period. Even so, compared to last year, mid-sized company stocks took a turn for the better. We are pleased with the Fund's improvement - it returned about 18% at net asset value for the six-month period.

    The Fund's benchmark, the Standard & Poor's Midcap 400 Index, which is made up of medium-sized company stocks, posted a 20% return. Its Lipper, Inc. peer group of 394 mid-cap funds returned 23% for the same period. (Lipper is an independent company that tracks mutual fund performance.)

 Q: WHY DO TECHNOLOGY COMPANIES HAVE SUCH A SIGNIFICANT ROLE IN THE PORTFOLIO?

 A: Technology continues to play a significant role in society and industry.
    When we look at the world's top companies, the vast majority are using technology to increase productivity and, ultimately, profit. Schools and homes are also employing technology. We tend to focus on companies that deliver important services to businesses or consumers, rather than equipment or hardware.

    Several holdings relate to the internet, including standout performers America Online, Intuit and Qwest Communications International, a data transmission company. For the most part, all have positive earnings and the ability to continue to prosper in the future. This is a sharp contrast to the more speculative ".com" companies that have received much media and investor attention lately. We tend to stay away from companies that have yet to generate meaningful sales, much less earnings. We prefer companies with real products and growing earnings.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

 Q: THE FUND'S HEALTHCARE STOCKS HURT PERFORMANCE. WHY?

 A: Medicare reform has been a hot topic in Washington and some healthcare companies are under pressure from federal regulators and auditors. Unfortunately, the market has punished healthcare companies across the board, even those that are ethical, well managed and in a strong financial position. In the long run, we think the prices of stocks in the portfolio such as Health Management Associates and Sunrise Assisted Living will improve, since they have the potential to survive any shakeout in the industry and become even more dominant in their particular areas. Even so, the performance of the portfolio's healthcare companies was disappointing.

 Q: WHAT PORTFOLIO CHANGES DID YOU MAKE OVER THE PERIOD?

 A: While we did not make any significant changes to sector weightings, we did increase the number of holdings to 81, up from 51 six months ago. Having a more diverse portfolio should help reduce some of the volatility we've experienced over the past two years.

    Our timing for these changes worked out well. When many mid-cap stocks came under extreme pressure in the late summer and early autumn of 1998, we didn't have to look too far to find high-quality companies whose stock prices had suffered, even though their earnings were holding up. We saw this as an opportunity to establish or add to positions that we think demonstrate good growth potential. We found a number of attractive investments in industrial areas such as energy services. A good example is the utility Montana Power, which operates electric and natural gas systems and also has business activities in the telecommunications field. Its performance over the period was impressive, and we believe its forward-thinking management can keep the momentum going.

 Q: ERIC, WHAT DOES YOUR EXPERTISE IN QUANTITATIVE RESEARCH BRING TO THE FUND?

 A: First, Steve has always used quantitative tools to identify potential holdings and to track the progress of stocks in the portfolio. My role is to expand the repertoire of quantitative tools, especially when it comes to generating new investment ideas. For example, we've begun using an even more robust set of screens to help us assess a stock's risk, relative value and the potential effects of a revision in earnings. However, we do not buy stocks just because they rate highly on a quantitative screen.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 3/31/99  (CONTINUED)

    We still consider a variety of factors - including our evaluation of management, for instance - as we look for stocks with greater growth potential than the overall market. Our in-house research remains the primary way for us to find mid-sized companies we believe can be the leaders of tomorrow.

 Q: WHAT ARE THE PROSPECTS FOR MID-CAP COMPANIES FOR THE REMAINDER OF 1999?

 A: Pretty good, we think. We expect economic growth in the United States to continue, but most likely at a slower pace than the past two years. The earnings growth of large companies is also likely to slow as we progress into the second quarter of 1999. Often when that happens, medium-sized companies continue to prosper. And, earnings and valuations in the mid-cap arena, compared to larger stocks, remain attractive. We would not be surprised if mid-cap companies that sustain their earnings growth turn out to be the next group of market leaders. We continue to believe that the Fund is a good choice for investors seeking exposure to this powerful area of the market.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/99

  SHARES                                                                        VALUE
               COMMON STOCKS - 97.8%
               BASIC MATERIALS - 4.0%
               CHEMICALS (SPECIALTY) - 1.1%
    407,100    Cytec Industries, Inc.*                                       $  9,083,419
                                                                             ------------
               GOLD & PRECIOUS METALS MINING - 1.8%
    440,000    Barrick Gold Corp.                                            $  7,507,500
    440,000    Newmont Mining Corp.                                             7,700,000
                                                                             ------------
                                                                             $ 15,207,500
                                                                             ------------
               IRON & STEEL - 1.1%
    400,000    AK Steel Holding Co.                                          $  9,025,000
                                                                             ------------
               TOTAL BASIC MATERIALS                                         $ 33,315,919
                                                                             ------------
               CAPITAL GOODS - 5.0%
               AEROSPACE/DEFENSE - 2.0%
    150,000    Gulfstream Aerospace Corp.*                                   $  6,506,250
    250,000    Precision Castparts Corp.                                       10,062,500
                                                                             ------------
                                                                             $ 16,568,750
                                                                             ------------
               ELECTRICAL EQUIPMENT - 2.0%
    270,000    American Power Conversion Corp.*                              $  7,290,000
    150,000    Sanmina Corp.*                                                   9,562,500
                                                                             ------------
                                                                             $ 16,852,500
                                                                             ------------
               MANUFACTURING (SPECIALIZED) - 1.0%
    230,000    York International Corp.                                      $  8,121,875
                                                                             ------------
               TOTAL CAPITAL GOODS                                           $ 41,543,125
                                                                             ------------
               COMMUNICATION SERVICES - 3.9%
               TELEPHONE - 3.9%
    140,000    AllTel Corp.                                                  $  8,732,500
    150,000    Century Telephone Enterprises, Inc.                             10,537,500
    180,000    Qwest Communications International Inc.*                        12,976,875
                                                                             ------------
               TOTAL COMMUNICATION SERVICES                                  $ 32,246,875
                                                                             ------------
               CONSUMER CYCLICALS - 19.3%
               AUTO PARTS & EQUIPMENT - 1.4%
    264,000    Lear Corp.*                                                   $ 11,269,500
                                                                             ------------
               BUILDING MATERIALS - 1.7%
    501,000    Masco Corp.                                                   $ 14,153,250
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/99                             (CONTINUED)

  SHARES                                                                        VALUE
               HOMEBUILDING - 1.3%
    958,500    Clayton Homes, Inc.                                           $ 10,603,406
                                                                             ------------
               LEISURE TIME (PRODUCTS) - 1.0%
    150,000    Harley-Davidson Inc.                                          $  8,625,000
                                                                             ------------
               RETAIL (COMPUTERS & ELECTRONICS) - 2.0%
    320,000    Best Buy Co., Inc.*                                           $ 16,640,000
                                                                             ------------
               RETAIL (GENERAL MERCHANDISE) - 3.4%
    240,000    Dayton Hudson Corp.                                           $ 15,990,000
    200,000    Fred Meyer, Inc.*                                               11,775,000
                                                                             ------------
                                                                             $ 27,765,000
                                                                             ------------
               RETAIL (SPECIALTY) - 4.1%
    400,000    Bed Bath & Beyond, Inc.*                                      $ 14,600,000
    300,000    Office Depot, Inc.*                                             11,043,750
    300,000    Williams-Sonoma, Inc.*                                           8,475,000
                                                                             ------------
                                                                             $ 34,118,750
                                                                             ------------
               SERVICES (COMMERCIAL & CONSUMER) - 3.4%
    350,000    Apollo Group Inc.*                                            $ 10,456,250
    120,000    Cintas Corp.                                                     7,845,000
    250,000    Quintiles Transnational Corp.*                                   9,437,500
                                                                             ------------
                                                                             $ 27,738,750
                                                                             ------------
               TEXTILES (APPAREL) - 1.0%
    300,000    Jones Apparel Group, Inc.*                                    $  8,381,250
                                                                             ------------
               TOTAL CONSUMER CYCLICALS                                      $159,294,906
                                                                             ------------
               CONSUMER STAPLES - 7.5%
               BROADCASTING (CABLE/TELEVISION/RADIO) - 1.1%
    200,650    TCA Cable TV Inc.                                             $  8,728,275
                                                                             ------------
               FOODS - 1.8%
    200,000    Suiza Foods Corp.*                                            $  6,737,500
    400,000    Tyson Foods Inc.                                                 8,275,000
                                                                             ------------
                                                                             $ 15,012,500
                                                                             ------------
               RESTAURANTS - 1.9%
    300,000    Brinker International Inc.*                                   $  7,743,750
    300,000    Starbucks Corp.*                                                 8,418,750
                                                                             ------------
                                                                             $ 16,162,500
                                                                             ------------

  10
   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

  SHARES                                                                        VALUE
               RETAIL (DRUG STORES) - 1.7%
    190,000    CVS Corp.                                                     $  9,025,000
    200,000    Rite Aid Corp.                                                   5,000,000
                                                                             ------------
                                                                             $ 14,025,000
                                                                             ------------
               SERVICES (EMPLOYMENT) - 1.0%
    250,000    Robert Half International Inc.                                $  8,203,125
                                                                             ------------
               TOTAL CONSUMER STAPLES                                        $ 62,131,400
                                                                             ------------
               ENERGY - 3.9%
               OIL & GAS (DRILLING & EQUIPMENT) - 3.9%
    300,000    Smith International Inc.*                                     $ 12,000,000
    300,000    Transocean Offshore Inc.                                         8,643,750
  1,000,000    Varco International Inc.*                                       11,125,000
                                                                             ------------
               TOTAL ENERGY                                                  $ 31,768,750
                                                                             ------------
               FINANCIAL - 10.9%
               BANKS (REGIONAL) - 2.5%
    400,000    North Fork Bancorporation, Inc.                               $  8,450,000
    180,000    Zions Bancorporation                                            11,970,000
                                                                             ------------
                                                                             $ 20,420,000
                                                                             ------------
               FINANCIAL (DIVERSIFIED) - 1.9%
    220,000    Equitable Companies, Inc.                                     $ 15,400,000
                                                                             ------------
               INSURANCE (LIFE/HEALTH) - 1.9%
    290,000    Aflac Inc.                                                    $ 15,786,875
                                                                             ------------
               INSURANCE (PROPERTY/CASUALTY) - 2.1%
    140,000    Allmerica Financial Corp.                                     $  7,708,750
     70,000    Progressive Corp.                                               10,045,000
                                                                             ------------
                                                                             $ 17,753,750
                                                                             ------------
               INVESTMENT BANKING/BROKERAGE - 1.2%
    250,000    Painewebber Group Inc.                                        $  9,968,750
                                                                             ------------
               SAVINGS & LOAN COMPANIES - 1.3%
    380,000    Charter One Financial, Inc.                                   $ 10,966,562
                                                                             ------------
               TOTAL FINANCIAL                                               $ 90,295,937
                                                                             ------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/99                             (CONTINUED)

  SHARES                                                                        VALUE
               HEALTHCARE - 12.5%
               BIOTECHNOLOGY - 5.8%
    120,000    Amgen Inc.*                                                   $  8,985,000
    600,000    Biochem Pharma Inc.*                                            12,787,500
     40,000    Biogen Inc.*                                                     4,572,500
    200,000    Elan Plc (A.D.R.)                                               13,950,000
    150,000    Genzyme Corp.*                                                   7,565,625
                                                                             ------------
                                                                             $ 47,860,625
                                                                             ------------
               HEALTHCARE (DRUGS/GENERIC & OTHER) - 1.6%
    290,000    Watson Pharmaceuticals, Inc.*                                 $ 12,796,250
                                                                             ------------
               HEALTHCARE (HOSPITAL MANAGEMENT) - 0.9%
    600,000    Health Management Associates, Inc.*                           $  7,312,500
                                                                             ------------
               HEALTHCARE (LONG TERM CARE) - 1.2%
    210,000    Sunrise Assisted Living Inc.*                                 $  9,568,125
                                                                             ------------
               HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 1.2%
    200,000    Stryker Corp.                                                 $ 10,087,500
                                                                             ------------
               HEALTHCARE (SPECIALIZED SERVICES) - 1.8%
    250,000    Lincare Holdings Inc.*                                        $  7,031,250
    290,000    Pediatrix Medical Group, Inc.*                                   8,156,250
                                                                             ------------
                                                                             $ 15,187,500
                                                                             ------------
               TOTAL HEALTHCARE                                              $102,812,500
                                                                             ------------
               TECHNOLOGY - 22.9%
               COMPUTERS (NETWORKING) - 1.3%
    460,000    Adaptec Inc.*                                                 $ 10,493,750
                                                                             ------------
               COMPUTERS (PERIPHERALS) - 2.5%
     90,000    EMC Corp.*                                                    $ 11,497,500
     80,000    Lexmark International Group Inc.*                                8,940,000
                                                                             ------------
                                                                             $ 20,437,500
                                                                             ------------

  12
   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

  SHARES                                                                        VALUE
               COMPUTERS (SOFTWARE & SERVICES) - 10.2%
    170,000    America Online, Inc.*                                         $ 24,820,000
    500,000    Cadence Design Systems, Inc.*                                   12,875,000
    130,000    Computer Sciences Corp.                                          7,174,375
     90,000    Intuit Inc.*                                                     9,157,500
    600,000    Novell Inc.*                                                    15,112,500
     60,000    Veritas Software Corp.*                                          4,845,000
    573,000    Wind River Systems, Inc.*                                       10,206,563
                                                                             ------------
                                                                             $ 84,190,938
                                                                             ------------
               ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.0%
    500,000    DSP Communications, Inc.*                                     $  7,937,500
                                                                             ------------
               ELECTRONICS (SEMICONDUCTORS) - 2.7%
    140,000    Altera Corp.*                                                 $  8,330,000
    100,000    Linear Technology Corp.                                          5,125,000
    170,000    Maxim Integrated Products, Inc.*                                 9,201,250
                                                                             ------------
                                                                             $ 22,656,250
                                                                             ------------
               EQUIPMENT (SEMICONDUCTORS) - 1.5%
    150,000    KLA-Tencor Corp.*                                             $  7,284,375
     93,000    Novellus Systems, Inc.*                                          5,126,625
                                                                             ------------
                                                                             $ 12,411,000
                                                                             ------------
               SERVICES (DATA PROCESSING) - 3.7%
    130,000    DST Systems, Inc.*                                            $  7,808,125
    250,000    Fiserv, Inc.*                                                   13,406,250
    200,000    Paychex Inc.                                                     9,487,500
                                                                             ------------
                                                                             $ 30,701,875
                                                                             ------------
               TOTAL TECHNOLOGY                                              $188,828,813
                                                                             ------------
               TRANSPORTATION - 1.6%
               AIR FREIGHT - 1.6%
    140,000    FDX Corp.*                                                    $ 12,993,750
                                                                             ------------
               TOTAL TRANSPORTATION                                          $ 12,993,750
                                                                             ------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/99                             (CONTINUED)

  SHARES                                                                        VALUE
               UTILITIES - 6.3%
               ELECTRIC COMPANIES - 4.4%
    280,000    Allegheny Energy, Inc.                                        $  8,260,000
    210,000    Florida Progress Corp.                                           7,927,500
    140,000    Montana Power Co.                                               10,298,750
    220,000    Peco Energy Co.                                                 10,175,000
                                                                             ------------
                                                                             $ 36,661,250
                                                                             ------------
               NATURAL GAS - 1.9%
    240,000    Enron Corp.                                                   $ 15,420,000
                                                                             ------------
               TOTAL UTILITIES                                               $ 52,081,250
                                                                             ------------
               TOTAL COMMON STOCKS
               (Cost $680,160,153)                                           $807,313,225
                                                                             ------------
 PRINCIPAL
  AMOUNT
               TEMPORARY CASH INVESTMENT - 2.2%
               COMMERCIAL PAPER - 2.2%
$17,781,000    Household Finance Corp., 5.0%, 4/1/99                         $ 17,781,000
                                                                             ------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $17,781,000)                                            $ 17,781,000
                                                                             ------------
               TOTAL INVESTMENT IN SECURITIES - 100.0%
               (Cost $697,941,153)(a)                                        $825,094,225
                                                                             ============

    *   Non-income producing security.
    (a) At March 31, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $698,018,536 was as follows:

       Aggregate gross unrealized gain for all investments
       in which there is an excess of value over tax cost     $167,049,935
       Aggregate gross unrealized loss for all investments
       in which there is an excess of tax cost over value      (39,974,246)
                                                              ------------
       Net unrealized gain                                    $127,075,689
                                                              ============

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 1999, aggregated $650,337,939 and $698,405,219, respectively.

  14  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 3/31/99

  ASSETS:
     Investment in securities, at value (including temporary
        cash investment of $17,781,000) (cost $697,941,153)       $825,094,225
     Cash                                                                  742
     Receivables -
        Investment securities sold                                   7,889,840
        Fund shares sold                                             2,626,044
        Dividends and interest                                         420,019
     Other                                                              23,015
                                                                  ------------
           Total assets                                           $836,053,885
                                                                  ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $     78,400
        Fund shares repurchased                                      3,168,926
     Due to affiliates                                                 688,603
     Accrued expenses                                                   74,761
                                                                  ------------
           Total liabilities                                      $  4,010,690
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $593,681,873
     Accumulated net investment loss                                (1,231,671)
     Accumulated undistributed net realized gain on
      investments                                                  112,439,921
     Net unrealized gain on investments                            127,153,072
                                                                  ------------
           Total net assets                                       $832,043,195
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $819,894,377/45,587,684 shares)            $      17.98
                                                                  ============
     Class B (based on $9,361,697/542,695 shares)                 $      17.25
                                                                  ============
     Class C (based on $2,787,121/157,853 shares)                 $      17.66
                                                                  ============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $      19.08
                                                                  ============

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     FOR THE SIX MONTHS ENDED 3/31/99

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $5,400)      $2,087,846
    Interest                                                    395,079
                                                             ----------
          Total investment income                                             $  2,482,925
                                                                              ------------
 EXPENSES:
    Management fees
       Basic fee                                             $2,591,420
       Performance adjustment                                  (828,567)
    Transfer agent fees
       Class A                                                  660,015
       Class B                                                   18,978
       Class C                                                    4,803
    Distribution fees
       Class A                                                  786,622
       Class B                                                   46,736
       Class C                                                   11,988
    Administrative fees                                         298,186
    Custodian fees                                               44,294
    Professional                                                 32,046
    Registration fees                                            48,115
    Printing                                                     24,365
    Fees and expenses of nonaffiliated trustees                  19,355
    Miscellaneous                                                15,542
                                                             ----------
          Total expenses                                                      $  3,773,898
          Less fees paid indirectly                                                (59,302)
                                                                              ------------
          Net expenses                                                        $  3,714,596
                                                                              ------------
             Net investment loss                                              $ (1,231,671)
                                                                              ------------
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments                                          $116,497,254
    Change in net unrealized gain on investments                                24,867,151
                                                                              ------------
       Net gain on investments                                                $141,364,405
                                                                              ------------
       Net increase in net assets resulting from operations                   $140,132,734
                                                                              ============

  16  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 3/31/99 AND THE YEAR ENDED 9/30/98

                                                             SIX MONTHS
                                                                ENDED         YEAR ENDED
                                                               3/31/99         9/30/98
 FROM OPERATIONS:
 Net investment loss                                        $  (1,231,671)  $   (3,470,624)
 Net realized gain on investments                             116,497,254       65,727,490
 Change in net unrealized gain on investments                  24,867,151     (211,409,204)
                                                            -------------   --------------
       Net increase (decrease) in net assets resulting
        from operations                                     $ 140,132,734   $ (149,152,338)
                                                            -------------   --------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net realized gain:
       Class A ($1.45 and $3.35 per share, respectively)    $ (66,015,386)  $ (147,104,651)
       Class B ($1.45 and $3.35 per share, respectively)         (845,625)        (627,640)
       Class C ($1.45 and $3.35 per share, respectively)         (198,398)        (146,941)
                                                            -------------   --------------
             Total distributions to shareholders            $ (67,059,409)  $ (147,879,232)
                                                            -------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                           $ 121,451,966   $  127,986,868
 Reinvestment of distributions                                 62,896,115      139,942,525
 Cost of shares repurchased                                  (200,064,287)    (250,656,429)
                                                            -------------   --------------
       Net increase (decrease) in net assets resulting
        from fund share transactions                        $ (15,716,206)  $   17,272,964
                                                            -------------   --------------
       Net increase (decrease) in net assets                $  57,357,119   $ (279,758,606)
 NET ASSETS:
 Beginning of period                                          774,686,076    1,054,444,682
                                                            -------------   --------------
 End of period (including accumulated net investment loss
  of $1,231,671 and $0, respectively)                       $ 832,043,195   $  774,686,076
                                                            =============   ==============

                                     '99 SHARES     '99 AMOUNT     '98 SHARES     '98 AMOUNT
 CLASS A
 Shares sold                          5,902,982    $ 103,207,825    5,427,159    $ 109,799,300
 Reinvestment of distributions        3,791,455       61,952,381    7,889,359      139,247,192
 Less shares repurchased             (10,518,466)   (184,761,856)  (11,736,227)   (236,392,082)
                                     ----------    -------------   ----------    -------------
          Net increase (decrease)      (824,029)   $ (19,601,650)   1,580,291    $  12,654,410
                                     ==========    =============   ==========    =============
 CLASS B
 Shares sold                            458,205    $   7,726,167      589,015    $  12,051,832
 Reinvestment of distributions           49,030          771,245       33,678          579,591
 Less shares repurchased               (337,754)      (5,714,502)    (468,996)      (9,319,826)
                                     ----------    -------------   ----------    -------------
          Net increase                  169,481    $   2,782,910      153,697    $   3,311,597
                                     ==========    =============   ==========    =============
 CLASS C
 Shares sold                            613,240    $  10,517,974      312,091    $   6,135,736
 Reinvestment of distributions           10,733          172,489        6,599          115,742
 Less shares repurchased               (555,700)      (9,587,929)    (261,350)      (4,944,521)
                                     ----------    -------------   ----------    -------------
          Net increase                   68,273    $   1,102,534       57,340    $   1,306,957
                                     ==========    =============   ==========    =============

   The accompanying notes are an integral part of these financial statements. 17

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/99

                                                SIX MONTHS
                                                  ENDED      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 3/31/99      9/30/98      9/30/97      9/30/96      9/30/95      9/30/94
CLASS A
Net asset value, beginning of period             $  16.53     $  23.39    $   21.12    $   21.48    $   19.92    $    21.12
                                                 --------     --------    ---------    ---------    ---------    ----------
Increase (decrease) from investment
  operations:
  Net investment income (loss)                   $  (0.03)    $  (0.07)   $   (0.08)        0.18    $    0.24    $     0.24
  Net realized and unrealized gain (loss) on
    investments                                      2.93        (3.44)        4.23         1.47         2.70          0.32
                                                 --------     --------    ---------    ---------    ---------    ----------
      Net increase (decrease) from investment
        operations                               $   2.90     $  (3.51)   $    4.15    $    1.65    $    2.94    $     0.56
Distributions to shareholders:
  Net investment income                                 -            -            -        (0.30)       (0.23)        (0.25)
  Net realized gain                                 (1.45)       (3.35)       (1.88)       (1.71)       (1.15)        (1.51)
                                                 --------     --------    ---------    ---------    ---------    ----------
Net increase (decrease) in net asset value       $   1.45     $  (6.86)   $    2.27    $   (0.36)   $    1.56    $    (1.20)
                                                 --------     --------    ---------    ---------    ---------    ----------
Net asset value, end of period                   $  17.98     $  16.53    $   23.39    $   21.12    $   21.48    $    19.92
                                                 --------     --------    ---------    ---------    ---------    ----------
Total return*                                       18.43%      (15.90)%      21.36%        8.61%       16.24%         2.62%
Ratio of net expenses to average net assets          0.90%**+     0.79%+       0.87%+       0.90%+       0.85%+        0.86%
Ratio of net investment income (loss) to
  average net assets                                (0.30)%**+   (0.35)%+     (0.37)%+      0.85%+       1.18%+        1.19%
Portfolio turnover rate                               159%**       110%          63%          75%          19%           15%
Net assets, end of period (in thousands)         $819,894     $767,257   $1,048,648   $1,008,177   $1,082,154    $1,017,233
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                       0.88%**      0.79%        0.85%        0.88%           -             -
  Net investment income (loss)                      (0.28)%**    (0.35)%      (0.35)%       0.87%           -             -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


18   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/99

                                                                SIX MONTHS
                                                                  ENDED       YEAR ENDED    YEAR ENDED    2/1/96 TO
                                                                3/31/99(a)     9/30/98       9/30/97       9/30/96
CLASS B
Net asset value, beginning of period                              $15.99        $22.98        $21.02        $19.28
                                                                  ------        ------        ------        ------
 Increase (decrease) from investment operations:
  Net investment income (loss)                                    $(0.11)       $(0.18)       $(0.22)       $ 0.12
  Net realized and unrealized gain (loss) on investments            2.82         (3.46)         4.06          1.78
                                                                  ------        ------        ------        ------
      Net increase (decrease) from investment operations          $ 2.71        $(3.64)       $ 3.84        $ 1.90
Distributions to shareholders:
  Net investment income                                                -             -             -         (0.16)
  Net realized gain                                                (1.45)        (3.35)        (1.88)            -
                                                                  ------        ------        ------        ------
Net increase (decrease) in net asset value                        $ 1.26        $(6.99)       $ 1.96        $ 1.74
                                                                  ------        ------        ------        ------
Net asset value, end of period                                    $17.25        $15.99        $22.98        $21.02
                                                                  ------        ------        ------        ------
Total return*                                                      17.83%       (16.86)%       19.87%         9.88%
Ratio of net expenses to average net assets                         1.92%**+      1.81%+        2.00%+        1.68%**+
Ratio of net investment loss to average net assets                 (1.35)%**+    (1.38)%+      (1.51)%+      (0.26)%**+
Portfolio turnover rate                                              159%**        110%           63%           75%
Net assets, end of period (in thousands)                          $9,362        $5,969        $5,045        $4,939
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                      1.90%**       1.80%         1.96%         1.66%**
  Net investment loss                                              (1.33)%**     (1.37)%       (1.47)%       (0.24)%**

(a) The per share data presented above is based upon average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.  19

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/99

                                                                SIX MONTHS
                                                                  ENDED       YEAR ENDED    YEAR ENDED    2/1/96 TO
                                                               3/31/99(a)     9/30/98       9/30/97       9/30/96
CLASS C
Net asset value, beginning of period                              $16.30        $23.33        $21.12        $19.28
                                                                  ------        ------        ------        ------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $(0.11)       $(0.18)       $(0.20)       $ 0.03
  Net realized and unrealized gain (loss) on investments            2.92         (3.50)         4.29          1.93
                                                                  ------        ------        ------        ------
      Net increase (decrease) from investment operations          $ 2.81        $(3.68)       $ 4.09        $ 1.96
Distributions to shareholders:
  Net investment income                                                -             -             -         (0.12)
  Net realized gain                                                (1.45)        (3.35)        (1.88)            -
                                                                  ------        ------        ------        ------
Net increase (decrease) in net asset value                        $ 1.36        $(7.03)       $ 2.21        $ 1.84
                                                                  ------        ------        ------        ------
Net asset value, end of period                                    $17.66        $16.30        $23.33        $21.12
                                                                  ------        ------        ------        ------
Total return*                                                      18.13%       (16.77)%       21.07%        10.18%
Ratio of net expenses to average net assets                         1.93%**+      1.75%+        1.91%+        1.96%**+
Ratio of net investment loss to average net assets                 (1.36)%**+    (1.31)%+      (1.43)%+      (0.29)%**+
Portfolio turnover rate                                              159%**        110%           63%           75%
Net assets, end of period (in thousands)                          $2,787        $1,460        $  752        $  379
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                      1.90%**       1.74%         1.87%         1.93%**
  Net investment loss                                              (1.33)%**     (1.30)%       (1.39)%       (0.26)%**

(a) The per share data presented above is based upon average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratio assuming no reduction for fees paid indirectly.

20   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/99

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Mid-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/99                       (CONTINUED)

       purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. FUND SHARES

       The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc.
       (PGI). PFD earned $31,772 in underwriting commissions on the sale of fund shares during the six months ended March 31, 1999.

    D. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
       (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

       Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

       amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of plus or minus 0.20% based on the Fund's investment performance as compared with the Standard & Poor's Mid Cap 400 Index. For the six months ended March 31, 1999, the aggregate performance adjustment resulted in a reduction to the basic fee of $828,567. The management fee was equivalent to a rate of 0.425% of average daily net assets for the six months ended March 31, 1999.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 1999, $447,746 was payable to PIM related to management fees, administrative and certain other services.

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $104,284 in transfer agent fees payable to PSC at March 31, 1999.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/99                       (CONTINUED)

    Included in due to affiliates is $136,573 in distribution fees payable to PFD at March 31, 1999.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 1999, CDSCs in the amount of $15,173 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 1999, the Fund's expenses were reduced by $59,302 under such arrangements.

    6. LINE OF CREDIT FACILITY

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

    The average daily amount of borrowings outstanding during the six months ended March 31, 1999 was $163,352. The average daily shares outstanding during the period were 47,722,254, resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the period was 4.52%, and the total interest expense on such borrowings was $4,702.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

    TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
    PIONEER MID-CAP FUND:

    We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid-Cap Fund as of March 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid-Cap Fund as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

    ARTHUR ANDERSEN LLP

    Boston, Massachusetts
    May 5, 1999

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                         President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      John W. Kendrick                   John A. Boynton, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneering Services Corporation

--------------------------------------------------------------------------------
     THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares
INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund

--------------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER

    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176

    INDIVIDUAL RETIREMENT ACCOUNT (IRA)
    TRADITIONAL IRA

    A Traditional IRA allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

    ROTH IRA

    Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 70 1/2, although there are income limits for contributions at any age.

    401(k) PLAN

    The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

    SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES)
    IRA

    Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.
  28

--------------------------------------------------------------------------------

    403(b) PLAN

    Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

    SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

    SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

    PROFIT SHARING PLAN

    Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

    AGE-BASED PROFIT SHARING PLAN

    Like traditional profit sharing plans, employer contributions are flexible, but age-based plans allocate contributions based on both age and salary. Age-based plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

    MONEY PURCHASE PENSION PLAN (MPP)

    Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.
                                                                              29

--------------------------------------------------------------------------------
 HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts, new
accounts, prospectuses, applications and service forms           1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

RETIREMENT PLANS INFORMATION                                     1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                     1-800-225-1997


WRITE TO US:

Pioneer Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)


VISIT OUR WEBSITE:                                         WWW.PIONEERFUNDS.COM








THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


          Pioneer Investment Management, Inc.
[PIONEER  60 State Street                         0599 - 6380
  LOGO]   Boston, Massachusetts 02109         (C)PIONEER FUNDS DISTRIBUTOR, INC.
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